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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                January 20, 2005
                Date of Report (Date of Earliest Event Reported)


                        SEQUOIA RESIDENTIAL FUNDING, INC.
          (as Depositor of Sequoia Mortgage Trust 2004-4, the Issuer of
                             Mortgage Pass-Through
              Certificates under a Pooling and Servicing Agreement
                           dated as of April 1, 2004)


                        SEQUOIA RESIDENTIAL FUNDING, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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
               Delaware                              333-103634-01                           35-2170972
               --------                              -------------                           ----------
    (State or Other Jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)
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              One Belvedere Place, Suite 330, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.     OTHER EVENTS

               Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2004-4 (the "Certificates").

               The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 9.01.     Exhibits

               10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, January 20, 2005.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 7, 2005



                                        SEQUOIA RESIDENTIAL FUNDING, INC.


                                        By:  /s/ Harold F. Zagunis
                                           -------------------------------------
                                           Harold F. Zagunis
                                           Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX


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Exhibit Number                                                            Page Number
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
10.1    Monthly Payment Date Statement relating to the distribution to
        Certificateholders, January 20, 2005...................................5
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